T. Rowe Price Emerging Markets Equity Research ETF

Supplement to Prospectus and Summary Prospectus dated January 1, 2026, revised to March 11, 2026

T. Rowe Price International Equity Research ETF

Supplement to Prospectus and Summary Prospectus dated January 1, 2026

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective January 8, 2027, Kamran Baig will step down as one of the fund’s co-portfolio managers.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 8, 2027, Kamran Baig will step down from his role on the fund and will no longer serve as one of the fund’s co-portfolio managers or as a member of the portfolio oversight team. Leigh Innes, Tetsuji Inoue, Tobias Mueller, Sridhar Nishtala, and Jason Nogueira will continue as the fund’s portfolio managers.

The date of this supplement is September 1, 2026.

G86-041 9/1/26